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                                                                    Exhibit 10.6

                              EXTENSION AGREEMENT

EXTENSION AGREEMENT dated January 17, 2000 to be attached to and form a part of the lease (which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease'), dated August 13, 1998 between Spieker Properties, L.P., as Landlord, and Logic Vision, Inc., as Tenant, covering the premises known as 101 Metro Drive, Suite #300, in San Jose, California.

Landlord and Tenant hereby agree that the term of the Lease is hereby renewed and extended for an additional term of five (5) years to commence on the first day of April, 2000, and to end on the 31st day of March, 2005, on condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease, except:



          1)   Rental:                 Base Rent for the premises shall be:

               4/l/2000 - 3/31/2001    $41,040.00 per month plus operating
                                       expenses per Paragraph 7 of the Lease.
                                       Operating expenses through December 31,
                                       2000 are estimated to be $13,798.00 per
                                       month. Direct operating expenses are
                                       estimated a year in advance and collected on a monthly basis. Any adjustments necessary (up or down) will be made at the end of the operating year.

               4/l/2001 - 3/31/2002    $43,093.00 per month plus operating
                                       expenses per Paragraph 7 of the Lease.

               4/l/2002 - 3/31/2003    $45,247.00 per month plus operating
                                       expenses per Paragraph 7 of the Lease.

               4/l/2003 - 3/31/2004    $47,510.00 per month plus operating
                                       expenses per Paragraph 7 of the Lease.

               4/1/2004 - 3/31/2005    $49,885.00 per month plus operating
                                       expenses per Paragraph 7 of the Lease.

          2)   Term and Possession:    Tenant accepts the premises in "as is"
                                       condition.

          3)   Renewal Tenant          Landlord will provide a one-time Tenant
               Improvements:           Improvement Allowance of $141,520.00,
                                       which will be made available to Tenant
                                       between January 1, 2002 and June 30,
                                       2002. Landlord and Tenant shall
                                       coordinate to cause the Renewal Tenant
                                       Improvements to be completed, pursuant to the terms of Exhibit A attached hereto and made a part hereof. If Tenant performs mutually agreed upon Renewal
                                       Tenant Improvements between April 1, 2000 and December 31, 2001, Landlord will reimburse Tenant for the actual cost of the Improvements, up to the amount of the Tenant Improvement Allowance stated above on January 1, 2002 upon receipt of paid
                                       Renewal Tenant Improvement invoices.
                                       Notwithstanding the provisions of Exhibit
                                       A, attached hereto and made a part
                                       hereof, after June 30, 2002, the Renewal
                                       Tenant Improvements will no longer be
                                       completed at Landlord's cost and expense.

          4)   Security Deposit:       Tenant's existing Security Deposit of
                                       $46,000.00 will increase effective April
                                       1, 2000 by $145,052.00 for a total
                                       Security Deposit of $191,052.00.
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                    5)  Notices:      Tenant or Landlord may send any notice as
                                      required by the Lease via Federal Express or similar overnight courier service in lieu of sending notice via United States certified or registered mail.

                  IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of this ________ day of January, 2000.

                  LANDLORD:


                  SPIEKER PROPERTIES, L.P.,
                  California limited partnership


                    By: Spieker Properties, Inc.,
                    a Maryland corporation

                       By:  /s/ John W. Petersen
                            ---------------------------
                             John W. Petersen
                       Its:  Vice President
                            ---------------------------


                  TENANT:


                  LOGIC VISION, INC.,
                  a California corporation


                  By:  /s/ John H. Barnet
                       ---------------------------------
                        John Barnet
                  Its:  Vice President, Finance & CFO
                       --------------------------------